Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note 19 — Income Taxes

Amounts reported in this income tax footnote have been updated from the Company's 2011 Form 10-K to reflect the retrospective adoption of amended accounting guidance for deferred policy acquisition costs. See Note 2 for additional information.

A. Income Tax Expense

The components of income taxes for the years ended December 31 were as follows:

(In millions)	2011	2010	2009
Current taxes
U.S. income	$320	$267	$211
Foreign income	58	45	48
State income	20	19	16
	398	331	275
Deferred taxes (benefits)
U.S. income	193	187	286
Foreign income	23	8	(3)
State income	1	(7)	1
	217	188	284
Total income taxes	$615	$519	$559

Total income taxes for the years ended December 31 were different from the amount computed using the nominal federal income tax rate of 35% for the following reasons:

(In millions)	2011	2010	2009
Tax expense at nominal rate	$657	$631	$649
Tax-exempt interest income	(29)	(31)	(31)
Effect of permanently invested foreign earnings	(17)	(11)	(42)
Dividends received deduction	(4)	(3)	(3)
Resolution of federal tax matters	(30)	-	(27)
State income tax (net of federal income tax benefit)	14	9	12
Change in valuation allowance	5	(93)	(2)
Other	19	17	3
Total income taxes	$615	$519	$559

Effect of Permanently Invested Foreign Earnings

The Company accrues income taxes on certain undistributed earnings of its South Korea and Hong Kong subsidiaries using the foreign jurisdiction tax rates, as compared to the higher U.S. statutory tax rate. These undistributed earnings include those amounts which management has determined to be permanently invested overseas. The Company continues to evaluate this permanent investment strategy for additional foreign jurisdictions.

As a result, shareholders' net income for the year ended December 31, 2011, increased by $17 million that included $13 million attributable to South Korea and $4 million for Hong Kong. Shareholders' net income increased by $11 million in 2010 and $42 million in 2009 from using this method to record income taxes. The 2010 increase included $16 million attributable to South Korea partially offset by a decrease of $5 million for Hong Kong. The 2009 increase was all attributable to South Korea. Permanent investment of earnings from these foreign operations has resulted in cumulative unrecognized deferred tax liabilities of $70 million through December 31, 2011.

B. Deferred Income Taxes

Deferred income tax assets and liabilities as of December 31 are shown below.

(In millions)	2011	2010
Deferred tax assets
Employee and retiree benefit plans	$829	$746
Investments, net	108	100
Other insurance and contractholder liabilities	443	391
Deferred gain on sale of businesses	46	58
Policy acquisition expenses	151	154
Loss carryforwards	8	76
Other accrued liabilities	109	107
Bad debt expense	17	18
Other	37	37
Deferred tax assets before valuation allowance	1,748	1,687
Valuation allowance for deferred tax assets	(45)	(26)
Deferred tax assets, net of valuation allowance	1,703	1,661
Deferred tax liabilities
Depreciation and amortization	377	314
Foreign operations, net	128	130
Unrealized appreciation on investments and foreign currency translation	395	287
Total deferred tax liabilities	900	731
Net deferred income tax assets	$803	$930

Management believes consolidated taxable income expected to be generated in the future will be sufficient to support realization of the Company's net deferred tax assets. This determination is based upon the Company's consistent overall earnings history and future earnings expectations. Other than deferred tax benefits attributable to operating loss carryforwards, a majority of which were recognized during 2011, there are no time constraints within which the Company's deferred tax assets must be realized.

The Company's deferred tax asset is net of a federal, state, and beginning in 2011, a foreign valuation allowance. The foreign valuation allowance of $15 million was recorded in connection with the Company's acquisition of FirstAssist, though had minimal impact of shareholder's net income. The valuation allowance reflects management's assessment that certain deferred tax assets may not be realizable.

C. Uncertain Tax Positions

A reconciliation of unrecognized tax benefits for the years ended December 31 is as follows:

(In millions)	2011	2010	2009
Balance at January 1,	$177	$214	$164
Increase (decrease) due to prior year positions	(113)	(55)	5
Increase due to current year positions	7	34	76
Reduction related to settlements with taxing authorities	(17)	(13)	(28)
Reduction related to lapse of applicable statute of limitations	(2)	(3)	(3)
Balance at December 31,	$52	$177	$214

Unrecognized tax benefits decreased during 2011 due primarily to completion of the 2007 and 2008 IRS examination.

The December 31, 2011 unrecognized tax benefit balance included $21 million that would increase shareholders' net income if recognized. The Company has determined it at least reasonably possible that within the next twelve months there could be a significant increase in the level of unrecognized tax benefits should there be adverse developments relative to certain IRS specific matters. These changes are not expected to have a material impact on shareholders' net income.

The Company classifies net interest expense on uncertain tax positions and any applicable penalties as a component of income tax expense, but excludes these amounts from the liability for uncertain tax positions. The Company's liability for net interest and penalties was $2 million at December 31, 2011, $14 million at December 31, 2010 and $13 million at December 31, 2009. The 2011 decline included $11 million associated with the completion of the 2007 and 2008 IRS examinations.

During the first quarter of 2011, the IRS completed its examination of the Company's 2007 and 2008 consolidated federal income tax returns, resulting in an increase to shareholders' net income of $24 million ($33 million reported in income tax expense, partially offset by a $9 million pre-tax charge). The increase in shareholders' net income included a reduction in net unrecognized tax benefits of $11 million and a reduction of interest expense of $11 million (reported in income tax expense).

During the first quarter of 2009, the IRS completed its examination of the Company's 2005 and 2006 consolidated federal income tax returns, resulting in an increase to shareholders' net income of $21 million ($20 million in continuing operations and $1 million in discontinued operations). The increase reflected a reduction in net unrecognized tax benefits of $8 million, ($17 million reported in income tax expense, partially offset by a $9 million pre-tax charge) and a reduction of interest and penalties of $13 million (reported in income tax expense).

D. Federal Income Tax Examinations, Litigation and Other Matters

The Company has a continuing dispute with the IRS for tax years 2004 through 2006 concerning the appropriate reserve methodology for certain reinsurance contracts. Trial was held before the United States Tax Court for the 2004 tax year in September 2011; the Court's decision is expected in 2012. Prior to trial, the IRS conceded the adjustments, but did not agree with the Company's reserve methodology. Though the IRS concession was a favorable development, that significantly limits exposure, the Company has continued to pursue the litigation in order to establish that its methodology is appropriate and can be applied prospectively. The IRS raised the same issue in its audit of the Company's 2005 and 2006 tax returns. As a result, the Company filed a petition with the United States Tax Court for these years on September 19, 2011. The Company continues to believe that it will prevail in both the 2004 and 2005-2006 litigation.

During the fourth quarter of 2011, the IRS issued a notice of deficiency relating to the 2007 and 2008 tax years. The Company disagrees with such IRS action. On January 11, 2012 the Company filed a petition in the United States Tax Court and believes that the ultimate outcome will not impact results of operations or liquidity.

The IRS is expected to begin examination of the Company's 2009 and 2010 consolidated federal income tax returns in early 2012. The Company conducts business in numerous states and foreign jurisdictions, and may be engaged in multiple audit proceedings at any given time. Generally, no further state or foreign audit activity for years prior to 2004 is expected.

The Patient Protection & Affordable Care Act, including the Reconciliation Act of 2010, included provisions limiting the tax deductibility of certain future retiree benefit and compensation related payments. The effect of these provisions reduced shareholders' net income in 2011 by $8 million. The Company will continue to evaluate the tax effect of these provisions.